Fair Value Measurements	12 Months Ended
Mar. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements

13.  Fair Value Measurements

Assets and liabilities of the Company that are carried at fair value are classified in one of the following three categories:

Level 1 Quoted market prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date;

Level 2 Observable market-based inputs or unobservable inputs that are corroborated by market data for the asset or liability at the measurement date;

Level 3 Unobservable inputs that are not corroborated by market data used when there is minimal market activity for the asset or liability at the measurement date.

Fair value measurements of assets and liabilities are assigned a level within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement in its entirety.

At 31 March 2015, the Company’s financial instruments consist primarily of cash and cash equivalents, restricted cash and cash equivalents, trade receivables, trade payables, interest rate swaps and foreign currency forward contracts.

Cash and Cash Equivalents, Restricted Cash and Cash Equivalents, Trade Receivables and Trade Payables - These items are recorded in the financial statements at historical cost. The historical cost basis for these amounts is estimated to approximate their respective fair values due to the short maturity of these instruments.

Interest Rate Swaps - The fair value of interest rate swap contracts is calculated based on the fixed rate, notional principal, settlement date and present value of the future cash inflows and outflows based on the terms of the agreement and the future floating interest rates as determined by a future interest rate yield curve. The model used to value the interest rate swap contracts is based upon well recognized financial principles, and interest rate yield curves can be validated through readily observable data by external sources. Although readily observable data is used in the valuations, different valuation methodologies could have an effect on the estimated fair value. Accordingly, the interest rate swap contracts are categorized as Level 2.

Foreign Currency Forward Contracts - The Company’s foreign currency forward contracts are valued using models that maximize the use of market observable inputs including interest rate curves and both forward and spot prices for currencies and are categorized as Level 2 within the fair value hierarchy.

The following table sets forth by level within the fair value hierarchy, the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis at 31 March 2015 according to the valuation techniques the Company used to determine their fair values.

	Fair Value at 31 March 2015	Fair Value Measurements Using Inputs Considered as
(Millions of US dollars)		Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$67.0	$67.0	$-	$-
Restricted cash and cash equivalents	27.0	27.0	-	-

Total Assets	$94.0	$94.0	$-	$-

Interest rate swap contracts included in Accounts Payable	3.1	$-	$3.1	$-
Forward contracts included in
Other Liabilities	0.2	-	0.2	-

Total Liabilities	$3.3	$-	$3.3	$-